PIONEER
                                     -------
                                     EUROPE
                                      FUND

                                   Semiannual
                                     Report

                                     4/30/02

                           [Pioneer Investments Logo]

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           11
 Financial Statements                              17
 Notes to Financial Statements                     25
 Trustees, Officers and Service Providers          31
 Retirement Plans from Pioneer                     32
 Programs and Services for Pioneer Shareowners     34
 The Pioneer Family of Mutual Funds                36

Pioneer Europe Fund

LETTER FROM THE PRESIDENT

Dear Shareowners,
--------------------------------------------------------------------------------
The market's upward tilt since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates and lower taxes are among the keys to their optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock of September 11th and, for the most part, moved closer to normalcy. A mild upturn is now underway, according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. In early May, the Fed's Open Market Committee noted that the economy was benefiting in particular from a brighter inventory picture; excess inventories have largely been absorbed and investment in new inventory has begun. Other encouraging economic signs include a pickup in manufacturing and increased demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to seek shelter when the outlook is cloudy, then rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's that the basic lessons of sound investing - a long-term view and diversification - still apply. Jumping in and out of the market with each variation in climate is often no more than guesswork. It's not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Planning is never out of season

Although memories of April 15 have receded, it's not too early to think about reducing next year's taxes. A logical first step is to go over this year's return with a qualified professional. In that process you could uncover several tax-cutting ideas, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer's tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. For questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Europe Fund

PORTFOLIO SUMMARY 4/30/02

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

International Common Stocks                98.7%
Preferred Foreign Stocks                    1.3%

 Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

United Kingdom           26.5%
France                   22.4%
Germany                  18.8%
Switzerland               9.2%
Italy                     7.1%
Netherlands               5.9%
Spain                     3.7%
Finland                   3.3%
Ireland                   1.8%
Denmark                   1.3%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Nestle SA (Registered Shares)                    3.96%
 2. BNP Paribas SA                                   3.90
 3. Vodafone Group Plc                               3.47
 4. Aventis SA                                       3.35
 5. Nokia OYJ                                        3.33
 6. ENI S.p.A.                                       2.98
 7. BP Amoco Plc                                     2.97
 8. UBS AG                                           2.47
 9. Muenchener Rueckversicherungs Gesellschaft AG    2.46
10. British American Tobacco Plc                     2.31

Fund holdings will vary for other periods.

Pioneer Europe Fund
PERFORMANCE UPDATE 4/30/02                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $23.66    $22.85

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of April 30, 2002)

             Net Asset  Public Offering
Period        Value        Price*
 10 Years      7.89%        7.25%
 5 Years       1.99         0.79
 1 Year      -13.21       -18.20

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000

                  Pioneer        MSCI
Date           Europe Fund*  Europe Index

4/30/92            $9,425      $10,000
                   $8,400       $9,120
                  $10,371      $11,461
10/31/94          $12,021      $12,750
                  $13,839      $14,434
                  $16,302      $16,954
                  $20,915      $21,361
10/31/98          $23,949      $26,287
                  $26,107      $29,580
                  $27,889      $29,858
                  $19,459      $23,038
4/30/02           $20,140      $24,360

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/02                             CLASS B SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $22.10    $21.45

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of April 30, 2002)

                    If           If
Period             Held       Redeemed*
 Life-of-Class
 (4/4/94)            7.11%       7.11%
 5 Years             1.10        0.92
 1 Year            -14.04      -17.48

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

                  Pioneer        MSCI
Date           Europe Fund*  Europe Index

4/30/94           $10,000      $10,000
                  $10,539      $10,309
                  $12,060      $11,672
10/31/96          $14,089      $13,709
                  $17,943      $17,272
                  $20,367      $21,256
10/31/99          $22,021      $23,919
                  $23,322      $24,143
                  $16,106      $18,628
4/30/02           $16,594      $19,698

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/02                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $22.03    $21.39

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of April 30, 2002)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
 Life-of-Class
 (1/31/96)           4.88%        4.71%
 5 Years             1.17         0.97
 1 Year            -14.05       -14.91

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000

                  Pioneer        MSCI
Date           Europe Fund*  Europe Index

1/31/96            $9,900      $10,000
10/31/96          $11,277      $11,232
                  $14,375      $14,151
                  $16,345      $17,414
10/31/99          $17,685      $19,596
                  $18,733      $19,780
                  $12,947      $15,262
4/30/02           $13,334      $16,138

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/02                             CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $24.15    $23.26

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns*
(As of April 30, 2002)

                     If           If
Period              Held       Redeemed
 Life-of-Class
 (7/2/98)          -7.59%       -7.59%
 1 Year           -12.72       -12.72


* Assumes reinvestment of distributions.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

                  Pioneer        MSCI
Date           Europe Fund*  Europe Index

7/31/98           $10,000      $10,000
10/31/98           $8,458       $9,064
                   $9,269      $10,199
10/31/00           $9,950      $10,295
                   $6,973       $7,943
4/30/02            $7,240       $8,399

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02

After a strong rally in the final quarter of 2001, European stocks retreated in the early months of 2002, as investors revisited their expectations in response to mixed economic data and concerns about corporate accounting practices. However, there are a number of encouraging signs that a recovery is building for later this year, and your portfolio has been carefully structured during this transitional period to that end. In the following discussion, Stan Pearson, a member of the Fund's management team, discusses the importance of stock selection during the early stages of an economic recovery and his expectations for European equities in the coming months.

Q:  Why did European stocks retreat after such a strong rebound?

A: It appears that the rebound in European stocks got a little ahead of itself. In essence, there were two recoveries under way concurrently. One recovery represented the sharp rebound in stock prices following the sell-off in the weeks following the September 11th terrorist attacks. The second recovery was a reflection of unexpectedly favorable economic trends, which suggested that companies had eliminated excess inventory and were beginning to increase production. Unfortunately, while the improving data was a welcome sign, the strength of the European stock markets' rebound was more indicative of investors' optimism for a robust recovery rather than the actual fundamentals underlying European companies at the time.

    Many sectors of the European economy have stabilized and economic data is improving - helped in large part by strong consumer spending on the back of low interest rates. However, the fact remains that capital expenditure is still weak. Companies are implementing cost cutting measures, principally on information technology, but appear reluctant to make further investment at this stage. Also, the Enron bankruptcy is even having a chilling effect on the near-term prospects for European companies lacking clear, transparent accounting practices.

Q:  How did the Fund perform in this environment?

A: Given evidence that the European economy is in the early stages of an economic recovery, the Fund benefited from its positioning in both defensive and cyclical stocks. Food, beverage and tobacco stocks, which tend to perform well in a slower-growth environment,

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02                            (continued)

    and automobiles and bank stocks, which are profiting from the lower interest rate environment, were positive contributors to performance. Reinsurance holdings rallied strongly last fall but lost ground in recent months, as stocks came under selling pressure despite relatively healthy corporate fundamentals.

    The market rebound, which followed the post-September 11th lows, saw a strong recovery in cyclical sectors, notably technology. The Fund suffered relative underperformance during this period, as we remained underweight in the sector. The subsequent decline in technology vindicated our decision to limit investments in speculatively driven cyclical stocks, and we have been pleased to see an improvement in the Fund's relative performance over the past quarter.

    For the six months ended April 30, the Fund's Class A, B and C shares delivered a total return of 3.50%, 3.03% and 2.99% at net asset value, respectively. The MSCI Europe Index posted a return of 5.74% for the same period. Much of the Fund's underperformance relative to this benchmark is attributable to its considerable weighting in the telecommunications sector, which performed very poorly over the six months. The sector is carrying huge debt burdens amassed during a period of aggressive consolidation, along with the additional cost incurred securing third generation telephone licenses. The Fund's overweight positions in Vodafone (United Kingdom) and Nokia (Finland) also suffered during the period. Vodafone suffered as the group's growth forecasts were revised downward, while Nokia weakened as infrastructure and mobile telephony growth rates have slowed sharply. In spite of the disappointing earnings and challenges confronting the industry today, we believe Europe's telecommunications companies will continue to be a major force shaping the global economy.

Q: Could you describe some of the companies that contributed to the Fund's performance?

A: Certainly. The banking sector did relatively well. Our decision to invest heavily in BNP Paribas (France) proved worthwhile, as its performance ranked among the best of the larger-capitalized European banks. Other bank holdings that performed well were Allied Irish Bank (Ireland), Barclays (United Kingdom) and Danske Bank

Pioneer Europe Fund

    (Sweden). The Fund also benefited from its selective weightings in the media sector. Publicis (France) and Elsevier (France) generated strong earnings during the period and have delivered on their growth targets. In contrast, we reduced our overweight position in Vivendi Universal (France), which suffered during the six months. The company possesses a weak balance sheet and poor cash flow. Prospects were also diminished by its operations in such unattractive market segments as music, which have performed poorly.

    Among the Fund's consumer staple holdings, we believe British American Tobacco (United Kingdom) should continue to rally from current price levels, as we expect the threat of further litigation will likely dissipate. Food and beverage distributor Nestle (Switzerland) is expanding market share and increasing its profit margins through cost-cutting and improved efficiency.

Q:  Did you add any new holdings?

A: Yes. We purchased Gehe (Germany), a pharmaceutical company, which holds a dominant position in the wholesale distribution of drugs. Gehe has cultivated a strong brand identity and is unlocking interesting synergies between its wholesaling and retailing operations. Following the two-year correction in the price of information technology stocks, we added consultant Cap Gemini (France) at very attractive prices. We also added to the Fund's position in Societe Generale (France), after the company revealed a new strategic initiative designed to increase its earnings growth.

    We did execute one notable sale in response to the increased scrutiny over accounting practices. We sold Elan (Ireland) when it became evident that it was being less than forthcoming with its corporate reporting. Unfortunately, the impact of this revelation took a toll on the company's stock price, and the Fund incurred a loss in the process of the sale.

Q:  What is your outlook?

A: The outlook for European equities is improving. Given lower interest rates and expansionary fiscal policies, investors are beginning to anticipate a recovery in the later half of 2002. We remain cautious about the strength and timing of any recovery, but

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02                            (continued)

    profit warnings and downward guidance revisions by companies have brought investors' expectations more in line with performance potential, and stock valuations are looking less inflated in many sectors.

    The high levels of market volatility in recent months will likely continue in the short term. The markets are nervous about the dimension and sustainability of the recovery and are swinging up and down in response to events with near-term impact. We think a medium-term investment time horizon is particularly important in the current marketplace. While some pessimism is natural at this stage in the economic cycle, we're likely to see a return of confidence and a reduction in volatility as market conditions improve. Our outlook is modestly optimistic for the balance of 2002. We believe our focus on companies with financial strength, strong management, achievable objectives and reasonable valuations will prove to be successful.

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)

  Shares                                              Value
             PREFERRED STOCKS - 1.3%
             Automobiles & Components - 1.3%
             Automobile Manufacturers - 1.3%
  7,117      Porsche AG Designs*               $  3,165,099
                                               ------------
             TOTAL PREFERRED STOCKS
             (Cost $2,203,860)                 $  3,165,099
                                               ------------
             COMMON STOCKS - 98.7%
             Energy - 11.4%
             Integrated Oil & Gas - 9.1%
546,686      BG Group Plc                      $  2,430,715
833,197      BP Amoco Plc                         7,111,902
464,489      ENI S.p.A                            7,125,386
702,626      Shell Transport & Trading Co.        4,999,531
                                               ------------
                                               $ 21,667,534
                                               ------------
             Oil & Gas Refining & Marketing - 2.3%
 36,364      Total Fina Elf SA                 $  5,506,314
                                               ------------
             Total Energy                      $ 27,173,848
                                               ------------
             Materials - 8.9%
             Construction Materials - 2.2%
 97,382      CRH Plc                           $  1,665,696
 38,074      Lafarge BR                           3,609,277
                                               ------------
                                               $  5,274,973
                                               ------------
             Diversified Chemicals - 4.1%
 40,922      Akzo Nobel                        $  1,757,639
112,893      Aventis SA                           8,001,485
                                               ------------
                                               $  9,759,124
                                               ------------
             Diversified Metals & Mining - 1.8%
234,700      Rio Tinto Plc                     $  4,375,861
                                               ------------
             Specialty Chemicals - 0.8%
 11,927      L'Air Liquide SA*                 $  1,844,666
                                               ------------
             Total Materials                   $ 21,254,624
                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

   Shares                                                     Value
              Capital Goods - 4.0%
              Constuction & Engineering - 3.0%
 250,608      Autostrade S.p.A.*                       $  2,030,490
  30,154      Compagnie de Saint-Gobain                   5,157,769
                                                       ------------
                                                       $  7,188,259
                                                       ------------
              Electrical Components & Equipment - 1.0%
  87,257      Thomson Multimedia*                      $  2,384,088
                                                       ------------
              Total Capital Goods                      $  9,572,347
                                                       ------------
              Commercial Services & Supplies - 0.5%
              Diversified Commercial Services - 0.5%
 509,149      Hays Plc                                 $  1,275,598
                                                       ------------
              Total Commercial Services & Supplies     $  1,275,598
                                                       ------------
              Automobiles & Components - 1.9%
              Automobile Manufacturers - 1.9%
  55,224      Bayerische Motoren Werke AG*             $  2,187,976
  47,628      Puegeot Citroen SA*                         2,366,817
                                                       ------------
                                                       $  4,554,793
                                                       ------------
              Total Automobiles & Components           $  4,554,793
                                                       ------------
              Hotels Restaurants & Leisure - 0.5%
              Hotels - 0.5%
 224,624      J.D. Wetherspoon Plc                     $  1,183,437
                                                       ------------
              Total Hotels Restaurants & Leisure       $  1,183,437
                                                       ------------
              Media - 3.6%
              Advertising - 0.4%
  35,445      Publicis SA                              $  1,081,728
                                                       ------------
              Movies & Entertainment - 0.4%
  82,824      Pearson Plc                              $    998,912
                                                       ------------
              Publishing & Printing - 2.8%
 254,612      Elsevier NV                              $  3,529,904
  32,815      Vivendi Universal SA*                       1,045,481
  67,187      VNU NV                                      2,026,252
                                                       ------------
                                                       $  6,601,637
                                                       ------------
              Total Media                              $  8,682,277
                                                       ------------


   The accompanying notes are an integral part of these financial statements.
12

Pioneer Europe Fund

   Shares                                                       Value
              Food & Drug Retailing - 6.4%
              Food Retail - 6.4%
  46,734      Koninklijke Ahold NV                       $  1,167,506
  15,068      Groupe Danone*                                1,994,051
  40,104      Nestle SA (Registered Shares)                 9,470,563
 692,243      Tesco Plc                                     2,621,636
                                                         ------------
                                                         $ 15,253,756
                                                         ------------
              Total Food & Drug Retailing                $ 15,253,756
                                                         ------------
              Food Beverage & Tobacco - 2.3%
              Tobacco - 2.3%
 542,572      British American Tobacco Plc               $  5,532,175
                                                         ------------
              Total Food Beverage & Tobacco              $  5,532,175
                                                         ------------
              Household & Personal Products - 0.8%
              Personal Products - 0.8%
  24,688      L'Oreal SA*                                $  1,932,497
                                                         ------------
              Total Household & Personal Products        $  1,932,497
                                                         ------------
              Health Care Equipment & Supplies - 1.4%
              Health Care Distributors & Services - 0.6%
  22,983      Fresenius Medical Care                     $  1,362,467
                                                         ------------
              Health Care Equipment - 0.8%
  45,778      Gehe AG*                                   $  1,895,737
                                                         ------------
              Total Health Care Equipment & Supplies     $  3,258,204
                                                         ------------
              Pharmaceuticals & Biotechnology - 7.1%
              Biotechnology - 0.3%
  50,162      Qiagen NV*                                 $    649,377
                                                         ------------
              Pharmaceuticals - 6.8%
  43,656      Altana AG*                                 $  2,439,041
  64,385      AstraZeneca Plc                               3,010,442
 222,390      GlaxoSmithKline*                              5,366,022
  70,264      Novartis AG*                                  2,943,823
  39,914      Schering AG*                                  2,427,247
                                                         ------------
                                                         $ 16,186,575
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $ 16,835,952
                                                         ------------


   The accompanying notes are an integral part of these financial statements.
                                                                              13

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

   Shares                                                              Value
              Banks - 13.5%
 203,272      Allied Irish Banks Plc                            $  2,690,037
 573,568      Barclays Plc                                         5,025,289
 330,002      Banco Bilbao Vizcaya Argentaria, SA                  3,844,273
 178,848      BNP Paribas SA*                                      9,338,464
 168,696      Danske Bank                                          3,043,616
 311,982      HSBC Holding Plc                                     3,680,909
 111,325      Royal Bank of Scotland Group                         3,179,880
 128,708      Standard Chartered Plc                               1,584,173
                                                                ------------
                                                                $ 32,386,641
                                                                ------------
              Total Banks                                       $ 32,386,641
                                                                ------------
              Diversified Financials - 9.1%
              Diversified Financial Services - 9.1%
  61,222      Deutsche Bank AG*                                 $  4,057,025
  56,956      Deutsche Boerse AG*                                  2,527,841
  96,026      ING Groep NV                                         2,532,910
  44,223      Societe Generale                                     3,025,695
  36,380      Swisscom Re                                          3,667,497
 122,897      UBS AG*                                              5,918,091
                                                                ------------
                                                                $ 21,729,059
                                                                ------------
              Total Diversified Financials                      $ 21,729,059
                                                                ------------
              Insurance - 5.6%
              Life & Health Insurance - 2.4%
  18,809      Allianz AG                                        $  4,419,464
  57,888      Assicurazioni Generali S.p.A.                        1,394,041
                                                                ------------
                                                                $  5,813,505
                                                                ------------
              Multi-Line Insurance - 3.2%
  85,632      AXA*                                              $  1,815,475
  23,783      Muenchener Rueckversicherungs Gesellschaft AG        5,888,145
                                                                ------------
                                                                $  7,703,620
                                                                ------------
              Total Insurance                                   $ 13,517,125
                                                                ------------


   The accompanying notes are an integral part of these financial statements.
14

Pioneer Europe Fund

   Shares                                                         Value
               Software & Services - 2.1%
               Application Software - 2.1%
   20,407      Cap Gemini SA*                              $  1,189,549
  256,994      Indra Sistemas, SA                             2,271,945
   12,008      SAP AG                                         1,558,616
                                                           ------------
                                                           $  5,020,110
                                                           ------------
               Total Software & Services                   $  5,020,110
                                                           ------------
               Technology Hardware & Development - 6.6%
               Electronic Equipment & Instruments - 1.7%
   67,994      Siemens AG                                  $  4,107,300
                                                           ------------
               Semiconductors - 1.5%
   63,470      Infineon*                                   $  1,150,206
   82,104      Philips Electronics NV*                        2,533,038
                                                           ------------
                                                           $  3,683,244
                                                           ------------
               Telecommunications Equipment - 3.4%
  492,940      Nokia Oyj                                   $  7,970,099
                                                           ------------
               Total Technology Hardware & Development     $ 15,760,643
                                                           ------------
               Telecommunication Services - 9.5%
               Integrated Telecommunication Services - 6.0%
  238,589      British Sky Broadcasting Plc*               $  2,662,071
  210,884      Deutsche Telekom AG                            2,800,264
  511,582      Telecom Italia Mobile S.p.A.                   2,229,071
  499,519      Telecom Italia S.p.A.                          3,961,788
  257,312      Telefonica SA*                                 2,751,945
                                                           ------------
                                                           $ 14,405,139
                                                           ------------
               Wireless Telecommunication Services - 3.5%
5,149,343      Vodafone Group Plc*                         $  8,292,593
                                                           ------------
               Total Telecommunication Services            $ 22,697,732
                                                           ------------
               Utilities - 3.5%
               Electric Utilities - 2.1%
   96,918      E.On AG                                     $  5,020,392
                                                           ------------
               Water Utilities - 1.4%
  102,238      Vivendi Environment                         $  3,368,657
                                                           ------------
               Total Utilities                             $  8,389,049
                                                           ------------


   The accompanying notes are an integral part of these financial statements.
                                                                              15

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

 Shares                                                    Value
           TOTAL COMMON STOCKS
           (Cost $234,554,595)                      $236,009,867
                                                    ============
           TOTAL INVESTMENT IN SECURITIES - 100%
           (Cost $236,758,455)(a)(b)(c)             $239,174,966
                                                    ============

*   Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

  United Kingdom           26.5%
  France                   22.4%
  Germany                  18.8%
  Switzerland               9.2%
  Italy                     7.1%
  Netherlands               5.9%
  Spain                     3.7%
  Finland                   3.3%
  Ireland                   1.8%
  Denmark                   1.3%
                           ----
                            100%
                           ====

(b) At April 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $239,347,111 was as follows:

       Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost                                     $17,879,020

       Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value                                     (18,051,165)
                                                                                             -----------
       Net unrealized loss                                                                   $  (172,145)
                                                                                             ===========

 (c) As of October 31, 2001, the Fund had a capital loss carryforward of $32,696,204, which will expire between 2008 and 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2002 aggregated $38,737,728 and $76,365,737, respectively.


   The accompanying notes are an integral part of these financial statements.
16

Pioneer Europe Fund

BALANCE SHEET 4/30/02 (unaudited)

 ASSETS:
    Investment in securities, at value (cost $236,758,455)                $239,174,966
      Foreign currency, at value                                                   492
    Receivables -
      Investment securities sold                                            11,813,566
      Fund shares sold                                                       2,244,045
      Dividends, interest and foreign taxes withheld                         1,202,728
    Futures Collateral                                                         973,000
    Other                                                                        2,901
                                                                          ------------
        Total assets                                                      $255,411,698
                                                                          ------------
 LIABILITIES:
    Payables -
      Due to Bank                                                         $    857,552
      Investment securities purchased                                        6,554,663
      Fund shares repurchased                                                  491,211
      Forward foreign currency settlement hedge contracts, open - net            1,925
    Due to affiliates                                                          601,608
    Accrued expenses                                                           192,612
    Other                                                                      104,629
                                                                          ------------
        Total liabilities                                                 $  8,804,200
                                                                          ------------
 NET ASSETS:
    Paid-in capital                                                       $289,592,746
    Accumulated net investment loss                                           (911,384)
    Accumulated net realized loss on investments and foreign
      currency transactions                                                (44,536,817)
    Net unrealized gain on investments                                       2,416,511
    Net unrealized gain on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies            46,442
                                                                          ------------
        Total net assets                                                  $246,607,498
                                                                          ============
 NET ASSET VALUE PER SHARE:
    Class A (based on $153,321,752/6,480,621 shares)                      $      23.66
                                                                          ============
    Class B (based on $73,542,852/3,327,768 shares)                       $      22.10
                                                                          ============
    Class C (based on $17,896,172/812,189 shares)                         $      22.03
                                                                          ============
    Class Y (based on $1,846,722/76,468 shares)                           $      24.15
                                                                          ============
 MAXIMUM OFFERING PRICE:
    Class A                                                               $      25.10
                                                                          ============
    Class C                                                               $      22.25
                                                                          ============


   The accompanying notes are an integral part of these financial statements.
                                                                              17

Pioneer Europe Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 4/30/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $316,090)       $ 1,939,644
  Interest                                                         26,604
                                                              -----------
       Total investment income                                                   $ 1,966,248
                                                                                 -----------
EXPENSES:
  Management fees                                             $ 1,311,943
  Transfer agent fees
     Class A                                                      339,507
     Class B                                                      228,039
     Class C                                                       60,070
  Distribution fees
     Class A                                                      202,243
     Class B                                                      395,904
     Class C                                                       97,809
  Administrative fees                                              22,493
  Custodian fees                                                   83,649
  Registration fees                                                34,642
  Professional fees                                                30,025
  Printing                                                         60,904
  Fees and expenses of nonaffiliated trustees                      12,252
  Miscellaneous                                                     2,222
                                                              -----------
       Total expenses                                                            $ 2,881,702
       Less fees paid indirectly                                                      (4,070)
                                                                                 -----------
       Net expenses                                                              $ 2,877,632
                                                                                 -----------
         Net investment loss                                                     $  (911,384)
                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                              $(8,987,011)
     Futures contracts                                              1,827
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies         (266,773)       $(9,251,957)
                                                              -----------        -----------
  Change in net unrealized gain from:
     Investments                                              $19,278,815
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies           69,887        $19,348,702
                                                              -----------        -----------
     Net gain on investments and foreign currency
       transactions                                                              $10,096,745
                                                                                 -----------
     Net increase in net assets resulting from operations                        $ 9,185,361
                                                                                 ===========


   The accompanying notes are an integral part of these financial statements.
18

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 4/30/02 and the Year Ended 10/31/01

                                                        Six Months Ended
                                                            4/30/02          Year Ended
                                                          (unaudited)         10/31/01
FROM OPERATIONS:
Net investment loss                                     $     (911,384)    $   (1,428,587)
Net realized loss on investments and foreign currency
  transactions                                              (9,251,957)       (29,897,856)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                         19,348,702       (104,975,175)
                                                        --------------     --------------
  Net increase (decrease) in net assets resulting
     from operations                                    $    9,185,361     $ (136,301,618)
                                                        --------------     --------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $   68,074,274     $  418,880,349
Reinvestment of distributions                                        -                  -
Cost of shares repurchased                                (104,632,940)      (523,312,682)
                                                        --------------     --------------
  Net decrease in net assets resulting from fund
     share transactions                                 $  (36,558,666)    $ (104,432,333)
                                                        --------------     --------------
  Net decrease in net assets                            $  (27,373,305)    $ (240,733,951)

NET ASSETS:
Beginning of period                                        273,980,803        514,714,754
                                                        --------------     --------------
End of period (including accumulated net investment
  loss of $911,384 and $0, respectively)                $  246,607,498     $  273,980,803
                                                        ==============     ==============


   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

For the Six Months Ended 4/30/02 and the Year Ended 10/31/01

                                     '02 Shares       '02 Amount
                                    (unaudited)      (unaudited)        '01 Shares          '01 Amount
CLASS A
Shares sold                           2,439,060     $ 57,026,929        13,109,546        $365,682,746
Reinvestment of distributions                 -                -                 -                   -
Less shares repurchased              (3,292,758)     (77,216,409)      (15,386,449)       (433,184,134)
                                     ----------     ------------       -----------        ------------
  Net decrease                         (853,698)    $(20,189,480)       (2,276,903)       $(67,501,388)
                                     ==========     ============       ===========        ============
CLASS B
Shares sold                             268,381     $  5,896,775         1,000,986        $ 26,432,233
Reinvestment of distributions                 -                -                 -                   -
Less shares repurchased                (813,120)     (17,914,459)       (1,972,639)        (50,077,904)
                                     ----------     ------------       -----------        ------------
  Net decrease                         (544,739)    $(12,017,684)         (971,653)       $(23,645,671)
                                     ==========     ============       ===========        ============
CLASS C
Shares sold                             226,427     $  4,909,520           979,487        $ 25,724,400
Reinvestment of distributions                 -                -                 -                   -
Less shares repurchased                (419,387)      (9,203,588)       (1,478,395)        (38,750,775)
                                     ----------     ------------       -----------        ------------
  Net decrease                         (192,960)    $ (4,294,068)         (498,908)       $(13,026,375)
                                     ==========     ============       ===========        ============
CLASS Y
Shares sold                              10,160     $    241,050            39,199        $  1,040,970
Reinvestment of distributions                 -                -                 -                   -
Less shares repurchased                 (12,549)        (298,484)          (49,336)         (1,299,869)
                                     ----------     ------------       -----------        ------------
  Net decrease                           (2,389)    $    (57,434)          (10,137)       $   (258,899)
                                     ==========     ============       ===========        ============


   The accompanying notes are an integral part of these financial statements.
20

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/02

                                                                 Six Months Ended
                                                                     4/30/02        Year Ended
CLASS A                                                            (unaudited)       10/31/01
Net asset value, beginning of period                               $   22.85        $  32.75
                                                                   ---------        --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $   (0.04)       $   0.07
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        0.85           (9.97)
                                                                   ---------        --------
   Net increase (decrease) from investment operations              $    0.81        $  (9.90)
Distributions to shareowners:
 Net investment income                                                     -               -
 Net realized gain                                                         -               -
                                                                   ---------        --------
Net increase (decrease) in net asset value                         $    0.81        $  (9.90)
                                                                   ---------        --------
Net asset value, end of period                                     $   23.66        $  22.85
                                                                   =========        ========
Total return*                                                           3.50%         (30.23)%
Ratio of net expenses to average net assets+                            1.86%**         1.76%
Ratio of net investment income (loss) to average net assets+           (0.35)%**       (0.07)%
Portfolio turnover rate                                                   30%**          116%
Net assets, end of period (in thousands)                           $ 153,322        $167,568
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                         1.86%**         1.76%
   Net investment income (loss)                                        (0.35)%**       (0.07)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         1.86%**         1.74%
   Net investment income (loss)                                        (0.35)%**       (0.05)%

                                                                   Year Ended     Year Ended   Year Ended   Year Ended
CLASS A                                                             10/31/00       10/31/99     10/31/98     10/31/97
Net asset value, beginning of period                               $   31.71       $  29.87     $  27.60    $  23.25
                                                                   ---------       --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $   (0.15)      $   0.12     $   0.10    $   0.04
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        2.30           2.54         3.72        6.11
                                                                   ---------       --------     --------    --------
   Net increase (decrease) from investment operations              $    2.15       $   2.66     $   3.82    $   6.15
Distributions to shareowners:
 Net investment income                                                 (0.00)(a)      (0.09)           -       (0.22)
 Net realized gain                                                     (1.11)         (0.73)       (1.55)      (1.58)
                                                                   ---------       --------     --------    --------
Net increase (decrease) in net asset value                         $    1.04       $   1.84     $   2.27    $   4.35
                                                                   ---------       --------     --------    --------
Net asset value, end of period                                     $   32.75       $  31.71     $  29.87    $  27.60
                                                                   =========       ========     ========    ========
Total return*                                                           6.83%          9.01%       14.51%      28.30%
Ratio of net expenses to average net assets+                            1.54%          1.63%        1.54%       1.78%
Ratio of net investment income (loss) to average net assets+           (0.39)%         0.29%        0.47%       0.19%
Portfolio turnover rate                                                   46%            60%          39%         32%
Net assets, end of period (in thousands)                           $ 314,781       $268,446     $315,309    $152,267
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                         1.54%          1.63%        1.54%       1.78%
   Net investment income (loss)                                        (0.39)%         0.29%        0.47%       0.19%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         1.52%          1.62%        1.49%       1.77%
   Net investment income (loss)                                        (0.37)%         0.30%        0.52%       0.20%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/02

                                                                 Six Months Ended
                                                                     4/30/02       Year Ended
CLASS B                                                            (unaudited)      10/31/01
Net asset value, beginning of period                               $   21.45       $   31.06
                                                                   ---------       ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $   (0.14)      $   (0.38)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        0.79           (9.23)
                                                                   ---------       ---------
   Net increase (decrease) from investment operations              $    0.65       $   (9.61)
Distributions to shareowners:
 Net investment income                                                     -               -
 Net realized gain                                                         -               -
                                                                   ---------       ---------
Net increase (decrease) in net asset value                         $    0.65       $   (9.61)
                                                                   ---------       ---------
Net asset value, end of period                                     $   22.10       $   21.45
                                                                   =========       =========
Total return*                                                           3.03%         (30.94)%
Ratio of net expenses to average net assets+                            2.77%**         2.64%
Ratio of net investment loss to average net assets+                    (1.27)%**       (0.94)%
Portfolio turnover rate                                                   30%**          116%
Net assets, end of period (in thousands)                           $  73,543       $  83,075
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                         2.77%**         2.64%
   Net investment loss                                                 (1.27)%**       (0.94)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         2.77%**         2.63%
   Net investment loss                                                 (1.27)%**       (0.93)%

                                                                  Year Ended    Year Ended    Year Ended   Year Ended
CLASS B                                                            10/31/00      10/31/99    10/31/98(a)    10/31/97
Net asset value, beginning of period                               $ 30.38       $ 28.79       $ 26.88      $ 22.74
                                                                   -------       -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.40)      $ (0.18)      $ (0.09)     $ (0.10)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                      2.19          2.50          3.55         5.93
                                                                   -------       -------       -------      -------
   Net increase (decrease) from investment operations              $  1.79       $  2.32       $  3.46      $  5.83
Distributions to shareowners:
 Net investment income                                                   -             -             -        (0.11)
 Net realized gain                                                   (1.11)        (0.73)        (1.55)       (1.58)
                                                                   -------       -------       -------      -------
Net increase (decrease) in net asset value                         $  0.68       $  1.59       $  1.91      $  4.14
                                                                   -------       -------       -------      -------
Net asset value, end of period                                     $ 31.06       $ 30.38       $ 28.79      $ 26.88
                                                                   =======       =======       =======      =======
Total return*                                                         5.90%         8.12%        13.50%       27.35%
Ratio of net expenses to average net assets+                          2.37%         2.48%         2.35%        2.57%
Ratio of net investment loss to average net assets+                  (1.21)%       (0.52)%       (0.34)%      (0.55)%
Portfolio turnover rate                                                 46%           60%           39%          32%
Net assets, end of period (in thousands)                           $150,436      $129,336      $135,535     $42,472
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                       2.37%         2.48%         2.35%        2.57%
   Net investment loss                                               (1.21)%       (0.52)%       (0.34)%      (0.55)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                       2.36%         2.47%         2.31%        2.55%
   Net investment loss                                               (1.20)%       (0.51)%       (0.30)%      (0.53)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.
22

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/02

                                                                 Six Months Ended
                                                                     4/30/02       Year Ended
CLASS C                                                            (unaudited)      10/31/01
Net asset value, beginning of period                               $   21.39       $   30.95
                                                                   ---------       ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $   (0.14)      $   (0.44)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        0.78           (9.12)
                                                                   ---------       ---------
   Net increase (decrease) from investment operations              $    0.64       $   (9.56)
Distributions to shareowners:
 Net investment income                                                     -               -
 Net realized gain                                                         -               -
                                                                   ---------       ---------
Net increase (decrease) in net asset value                         $    0.64       $   (9.56)
                                                                   ---------       ---------
Net asset value, end of period                                     $   22.03       $   21.39
                                                                   =========       =========
Total return*                                                           2.99%         (30.89)%
Ratio of net expenses to average net assets                             2.80%**         2.60%
Ratio of net investment loss to average net assets                     (1.33)%**       (0.93)%
Portfolio turnover rate                                                   30%**          116%
Net assets, end of period (in thousands)                           $  17,896       $  21,503
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                         2.82%**         2.60%
   Net investment loss                                                 (1.32)%**       (0.93)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         2.80%**         2.58%
   Net investment loss                                                 (1.33)%**       (0.91)%

                                                                 Year Ended   Year Ended    Year Ended     Year Ended
CLASS C                                                           10/31/00     10/31/99    10/31/98(a)     10/31/97(a)
Net asset value, beginning of period                              $ 30.27      $ 28.67       $ 26.73       $   22.69
                                                                  -------      -------       -------       ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $ (0.39)     $ (0.13)      $ (0.04)      $   (0.12)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                     2.18         2.46          3.53            5.94
                                                                  -------      -------       -------       ---------
   Net increase (decrease) from investment operations             $  1.79      $  2.33       $  3.49       $    5.82
Distributions to shareowners:
 Net investment income                                                  -            -             -           (0.20)
 Net realized gain                                                  (1.11)       (0.73)        (1.55)          (1.58)
                                                                  -------      -------       -------       ---------
Net increase (decrease) in net asset value                        $  0.68      $  1.60       $  1.94       $    4.04
                                                                  -------      -------       -------       ---------
Net asset value, end of period                                    $ 30.95      $ 30.27       $ 28.67       $   26.73
                                                                  =======      =======       =======       =========
Total return*                                                        5.93%        8.19%        13.70%          27.47%
Ratio of net expenses to average net assets                          2.34%        2.42%         2.28%           2.49%**
Ratio of net investment loss to average net assets                  (1.19)%      (0.44)%       (0.20)%         (0.52)%**
Portfolio turnover rate                                                46%          60%           39%             32%
Net assets, end of period (in thousands)                          $46,544      $43,559       $39,261       $   6,266
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                      2.34%        2.42%         2.28%           2.49%**
   Net investment loss                                              (1.19)%      (0.44)%       (0.20)%         (0.52)%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                      2.33%        2.40%         2.22%           2.46%**
   Net investment loss                                              (1.18)%      (0.42)%       (0.14)%         (0.49)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/02

                                                                 Six Months Ended
                                                                     4/30/02       Year Ended
CLASS Y                                                            (unaudited)      10/31/01
Net asset value, beginning of period                                $  23.26       $   33.19
                                                                    --------       ---------
Increase (decrease) from investment operations:                            -               -
 Net investment income (loss)                                       $   0.04       $   (0.25)
 Net realized and unrealized gain (loss) on investments                 0.85           (9.68)
                                                                    --------       ---------
   Net increase (decrease) from investment operations               $   0.89       $   (9.93)
Distributions to shareowners:
 Net investment income                                                     -               -
 Net realized gain                                                         -               -
                                                                    --------       ---------
Net increase (decrease) in net asset value                          $   0.89       $   (9.93)
                                                                    --------       ---------
Net asset value, end of period                                      $  24.15       $   23.26
                                                                    ========       =========
Total return*                                                           3.83%         (29.92)%
Ratio of net expenses to average net assets+                            1.19%**         1.20%
Ratio of net investment income (loss) to average net assets+            0.34%**         0.53%
Portfolio turnover rate                                                   30%**          116%
Net assets, end of period (in thousands)                            $  1,847       $   1,834
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
Net expenses                                                            1.19%**         1.20%
Net investment income (loss)                                            0.34%**         0.53%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         1.19%**         1.19%
   Net investment gain                                                  0.34%**         0.54%

                                                                   Year Ended     Year Ended    7/2/98 to
CLASS Y                                                            10/31/00(a)     10/31/99      10/31/98
Net asset value, beginning of period                               $   31.97       $ 29.90     $   34.63
                                                                   ---------       -------     ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $       -       $  0.35     $    0.07
 Net realized and unrealized gain (loss) on investments                 2.33          2.49         (4.80)
                                                                   ---------       -------     ---------
   Net increase (decrease) from investment operations              $    2.33       $  2.84     $   (4.73)
Distributions to shareowners:
 Net investment income                                                 (0.00)(b)     (0.04)            -
 Net realized gain                                                     (1.11)        (0.73)            -
                                                                   ---------       -------     ---------
Net increase (decrease) in net asset value                         $    1.22       $  2.07     $   (4.73)
                                                                   ---------       -------     ---------
Net asset value, end of period                                     $   33.19       $ 31.97     $   29.90
                                                                   =========       =======     =========
Total return*                                                           7.35%         9.59%       (13.66)%
Ratio of net expenses to average net assets+                            1.08%         1.12%         1.12%**
Ratio of net investment income (loss) to average net assets+           (0.01)%        0.90%         0.95%**
Portfolio turnover rate                                                   46%           60%           39%
Net assets, end of period (in thousands)                           $   2,953       $ 6,252     $   7,738
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
Net expenses                                                            1.08%         1.12%         1.12%**
Net investment income (loss)                                           (0.01)%        0.90%         0.95%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         1.07%         1.12%         1.11%**
   Net investment gain                                                  0.00%         0.90%         0.96%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.
24

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)                  (continued)

    computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to

Pioneer Europe Fund

    meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 6.)

D.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At April 30, 2002, the Fund had no open futures contracts.

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)                  (continued)

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $12,359 in underwriting commissions on the sale of Fund shares during the six months ended April 30, 2002.

G.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
    3).

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory

Pioneer Europe Fund

reporting and insurance premiums, are paid by the Fund. At April 30, 2002, $242,030 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $241,453 in transfer agent fees payable to PIMSS at April 30, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $118,125 in distribution fees payable to PFD at April 30, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2002, CDSCs in the amount of $145,602 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)                  (continued)

months ended April 30, 2002, the Fund's expenses were reduced by $4,070 under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2002, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of the portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At April 30, 2002, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $7,045,663 and $7,047,588, respectively, resulting in a net payable of $1,925.

7. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 2002, the Fund had no borrowings under this agreement.

Pioneer Europe Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Daniel T. Geraci                   Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

Six-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Core Equity Fund (formerly  Pioneer Tax Managed Fund)***
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**
 (formerly Pioneer International Growth Fund)
Pioneer International Equity Fund** (formerly Pioneer World Equity Fund)

Sector Funds
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

Growth and Income Funds
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**  Name change effective July 30, 2001.
*** Name change effective May 1, 2002.
++  Name change effective September 6, 2001.
+   Name change effective September 21, 2001.

Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                                ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


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Pioneer Investment Management, Inc.                                11854-00-0602
60 State Street                      (Copyright) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                 [recycled symbol] Printed on Recycled Paper